PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2022
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 4 – PROPERTY AND EQUIPMENT, NET

Property and equipment, net consists of the following:

	December 31,	December 31,
	2022	2021

Land and buildings	$2,972,256	$—
Building fixtures and furniture	128,448	—
Office Equipment and Fixtures	35,160	99,404
Software	17,413	18,910
Auto	39,033	48,376
Total	3,192,310	166,690
Less accumulated depreciation	(62,426)	(117,678)
Property and equipment, net	$3,129,884	$49,012

For the years ended December 31, 2022 and 2021, depreciation expenses were $36,243 and $24,910, respectively.

During the year ended December 31, 2022, the Group disposed the following assets and realized a net gain of $10,954:

	Total
	Disposed		Office
	Assets	Auto	Equipment
Cost	$103,360	$45,630	$57,730
Accumulated depreciation	(83,707)	(30,705)	(53,002)
Cash received	(30,607)	(29,697)	(910)
Net (gain) loss	$(10,954)	$(14,772)	$3,818